SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2003

                          DREW INDUSTRIES INCORPORATED

Delaware                               0-13646                        13-3250533
(State or other jurisdiction   (Commission File Number)         (I.R.S. Employer
of incorporation)                                            Identification No.)

     200 Mamaroneck Avenue, White Plains, New York                         10601
       (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code:               (914) 428-9098

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events.

      a) Reference is made to the press release dated October 2, 2003, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits

        Exhibits

            99.1  Press Release dated October 2, 2003

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DREW Industries Incorporated
                                             (Registrant)


                                             By: /s/ Fredric M. Zinn
                                                 -------------------
                                                 Fredric M. Zinn
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated: October 2, 2003


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